Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]       Preliminary proxy statement
[X]       Definitive proxy statement
[ ]       Definitive additional materials
[ ]       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       SECURITY FEDERAL CORPORATION

             (Name of Registrant as Specified in Its Charter)


                       SECURITY FEDERAL CORPORATION

                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1)       Title of each class of securities to which transaction applies:
                              N/A

(2)       Aggregate number of securities to which transactions applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11:
                              N/A

(4)       Proposed maximum aggregate value of transaction:
                              N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:
                             N/A

(2)       Form, schedule or registration statement no.:
                             N/A

(3)       Filing party:
                             N/A

(4)       Date filed:
                             N/A

                                    June 21, 1996






Dear Fellow Stockholder:

     It is with great pleasure that I invite you to attend the Company's Annual Meeting of Stockholders, to be held on July 16, 1996 at the University of South Carolina-Aiken, in Room 125 of the Etherredge Center, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 1996, as well as an update on the progress we've made in achieving our longer term corporate goals.

     A critical aspect of the annual meeting is the stockholder vote on corporate business items. I urge you to exercise your voting rights as a stockholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

     Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                                    Sincerely,

                                    /s/ T. Clifton Weeks
                                    ---------------------
                                    T. CLIFTON WEEKS
                                    CHAIRMAN

                              SECURITY FEDERAL CORPORATION
                               1705 Whiskey Road South
                              Aiken, South Carolina 29803
                                    (803) 641-3000




                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held on July 16, 1996


     Notice is hereby given that the Annual Meeting of Stockholders ("Meeting") of Security Federal Corporation ("Company") will be held at the University of South Carolina-Aiken, in Room 125 of the Etherredge Center, Aiken, South Carolina, on July 16, 1996, at 2:00 p.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon the election of three directors of the Company; and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on June 14, 1996 are the stockholders entitled to receive notice of and to vote at the Meeting, and any adjournments thereof.

     A complete list of stockholders entitled to vote at the Meeting is available for the examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, for a period of 10 days prior to the Meeting.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Robert E. Johnson
                                    ----------------------
                                    ROBERT E. JOHNSON
                                    SECRETARY

Aiken, South Carolina
June 21, 1996



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             PROXY STATEMENT

                      SECURITY FEDERAL CORPORATION
                        1705 Whiskey Road South
                       Aiken, South Carolina 29803
                              (803) 641-3000

                     ANNUAL MEETING OF STOCKHOLDERS
                               July 16, 1996


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of Stockholders of the Company ("Meeting"), which will be held at the University of South Carolina-Aiken, in Room 125 of the Etherredge Center, Aiken, South Carolina, on July 16, 1996, at 2:00 p.m., Eastern time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 21, 1996. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors of the Company. Stockholders are not entitled to cumulate their votes in the election of directors.

VOTE REQUIRED AND PROXY INFORMATION

     All shares of the common stock ("Common Stock") of the Company represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgement.

     If a stockholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Broker non-votes have no effect on the vote. A majorit of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Stockholders of record as of the close of business on June 14, 1996 ("Record Date"), will be entitled to one vote for each share of Company Common Stock then held. As of the Record Date, the Company had 413,184 shares of Common Stock issued and outstanding.

     The following table sets forth certain information as to (i) those persons who were known by management to beneficially own as the Record Date, more than 5% of the outstanding shares of the Company's Common Stock, (ii) as to shares beneficially owned by the Chief Executive Officer of the Company and the Bank and (iii) as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                           Shares
                                         Beneficially         Percent
Beneficial Owners                          Owned(1)           of Class
____________________                     ___________          ________

T. Clifton Weeks(2)                        50,737              12.28%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr.(3)       35,000                8.47
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks(4)                         32,886                7.96
P.O. Box 365
Barnwell, SC  29812

Timothy W. Simmons(5)                      22,384                5.37
P.O. Box 277
Aiken, SC  29802

All directors and executive
 officers as a group (10 persons)        114,299(6)             27.40
_______________
(1) Includes shares held directly, as well as shares held by spouses and minor children, and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting and investment power.
(2) T. Clifton Weeks, the Chairman of the Board of the Company and the Bank, is the father-in-law of Timothy W. Simmons. Includes 9,497 shares held directly and 29,313 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power and 11,927 shares allocated to Mr. Weeks' account under the Company's ESOP.
(3) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares they hold jointly.
(4) Thomas W. Weeks is the brother of H. O. Weeks, Jr., a Director of the Company. The amount disclosed includes 7,600 shares held by his wife.
(5) Mr. Simmons is President and Chief Executive Officer of the Company and the Bank. Includes 5,875 shares held directly, 10,991 shares held by his wife; 3,938 shares which Mr. Simmons has the right to acquire pursuant to the exercise of stock options; and 1,580 shares allocated to Mr. Simmons' account under the Company's ESOP. Excludes an option to purchase 3,938 shares granted to Mr. Simmons, which is not currently exercisable.
(6) Includes 13,720 shares allocated to individual accounts of executive officers pursuant to the ESOP and options to purchase 3,938 shares granted to Timothy W. Simmons. Excludes an option to purchase 3,938 shares granted to Mr. Simmons, which is not currently exercisable.

                          ELECTION OF DIRECTORS

     The Company's Board of Directors consists of seven directors. Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

     The following table sets forth information as of the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the three candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                  Common
                                                         Director                 Stock
                                                            of          Term      Owned at     Percent
                                Positions Held in the     Company        to       June 14,       of
Name                    Age     Company and the Bank      Since(1)     Expire     1996(2)      Class
______                  ___     _______________________   ________     _______    ________     _______
                                                          NOMINEES
Harry O. Weeks, Jr.(3)  56      Director of the Company    1978         1999      16,824        4.07%
                                and the Bank

Robert E. Alexander     56      Director of the Company    1988         1999         500        0.12
                                and the Bank

William Clyburn         55      Director of the Company    1993         1999         --           --
and the Bank

                                                      CONTINUING DIRECTORS

Timothy W.
  Simmons(4)(5)         50      President, Chief Executive 1983         1997      22,384        5.37
                                Officer and Director of
                                the Company and the Bank

T. Clifton Weeks(5)(6)  69      Chairman of the Board of   1958         1997      50,737(4)    12.28
                                the Company and the Bank

Gasper L. Toole III(7)  70      Director and Vice Presi-   1958         1998      17,700        4.28
                                dent of the Company and
                                the Bank

Thomas L. Moore         46      Director of the Company    1990         1998       1,014        0.25
                                and the Bank
_______________
(1)  Includes service on the Board of Directors of the Bank.

                  (footnotes continued on following page)

(2) Includes shares held directly, as well as shares held by spouses and minor children, and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective directors may be deemed to have sole voting and investment power.
(3)  Includes 1,200 shares held by his wife.
(4) Includes 5,875 shares held directly, 10,991 shares held by his wife, 1,580 shares allocated to Mr. Simmons' account under the Company's ESOP and an option to purchase 3,938 shares. Excludes an option to purchase 3,938 shares granted to Mr. Simmons which are not exercisable within 60 days.
(5) On February 3, 1993, Messrs. Weeks and Simmons and certain members of their families received approval from the Office of Thrift Supervision ("OTS") with respect to their ownership of a total of 117,567 shares of the Company's Common Stock.
(6) See Footnote 2 on Page 2 for additional information on Mr. Weeks' share ownership.
(7) Includes 1,000 shares held by his wife. On December 14, 1992, Mr. Toole and certain members of his family received approval from the OTS with respect to their ownership of a total of 59,537 shares of the Company's Common Stock.

     The principal occupation of each of the directors during the last five years is as follows:

     Harry O. Weeks, Jr. Mr. Weeks is an Insurance Agent and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Mr. Weeks was President of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995. He also served on the Board of Directors of Lyon-Croft-Weeks, a real estate and property management company, until March 1992 (when the company closed).

     Robert E. Alexander. Dr. Alexander is the Chancellor of the University of South Carolina at Aiken, South Carolina.

     William Clyburn. Mr. Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1985 to June 1994.

     Timothy W. Simmons. Mr. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected as President and Chief Operating Officer of the Bank in January 1987 and has served in these capacities since March 1987. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank. Mr. Simmons served as Executive Vice President of Lyon-Croft-Weeks from 1980 until March 1992 (when the company closed) and has served as a director of Lyon-Croft-Weeks & Hunter Insurance, Inc. and L-C-W Corp., a finance company, from 1980 to 1995.

     T. Clifton Weeks. Mr. Weeks has been Chairman of the Board of the Company since 1987 and was Chief Executive Officer of the Company from 1987 until June 1994. Mr. Weeks has served as Chairman of the Board of the Bank since January 1987 and was Chief Executive Officer from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958. In addition, Mr. Weeks served as Chairman of the Board of Lyon-Croft-Weeks until March 1992 (when the company closed) and L-C-W Corp. and L-C-W Development Corp. (a wholly owned subsidiary of L-C-W Corp.), a real estate development company that owns commercial real estate, and Chairman of the Board of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995.

     Gasper L. Toole III. Mr. Toole is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

     Thomas L. Moore. Senator Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OF THE COMPANY OR THE BANK

     The following information as to the principal occupation(s) during the past five years is supplied with respect to executive officers of the Bank who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

     Richard O. Garcia. Mr. Garcia, age 51, has been Senior Vice President - Mortgage Lending since May 1992. Prior to joining the Bank, Mr. Garcia was President, Broker-in-Charge and owner of AREA Appraisal and Real Estate Associates, Inc. from June 1990 to May 1992, and Senior Vice President of Mortgage Lending for Palmetto Federal Savings Bank of South Carolina, Aiken, South Carolina, from October 1982 to June 1990.

     Thomas C. Clark. Mr. Clark, age 39, has been Senior Vice President - Loan Administration since January 1, 1994. He held the position of Vice President - Consumer/Commercial Loans from July 1992 to January 1994. Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank from 1979 to 1993 and was the City Executive of its Aiken, South Carolina office from 1988 to 1993.

     Roy G. Lindburg. Mr. Lindburg, age 35, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995. Prior to joining the Company, Mr. Lindburg was Vice President and Chief Financial
Officer of Keokuk Bancshares, Inc. and First Community Bank, FSB located in Keokuk, Iowa from May 1986 to December 1994 and Vice President and a Director at Galva Federal Savings located in Galva, Illinois from March 1984 to April 1986.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     Meetings and Committees of the Company. During the fiscal year ended March 31, 1996, the Board of Directors of the Company held eight meetings. No director attended fewer than 75% of the meetings held by the Board of Directors or all committees on which he served. The Company has standing Executive, Audit, Stock Option and Incentive Plan Administrative and Proxy committees.

     The Executive Committee, comprised of Directors T. Clifton Weeks, Toole, Johnson, Alexander and Simmons, meets on an as needed basis to handle matters arising between Board meetings. This Committee did not meet during fiscal 1996.

     The Audit Committee, comprised of Directors H.O. Weeks, Moore and Clyburn, meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This Committee met one time during fiscal 1996.

     The Stock Option and Incentive Plan Administrative Committee is composed of Directors H. O. Weeks, Toole and Alexander, who are non-employee directors of the Company and are not eligible to receive awards under the Company's Stock Option Plan. The Committee did not meet during fiscal 1996.

     The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's stockholders. The Committee met one time during fiscal 1996.

     Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors.
Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 13 meetings during the fiscal year ended March 31, 1996. During fiscal 1996, no director attended fewer than 75% of the total number of meetings held by the Board of Directors or all committees of the Board of Directors on which he served. The Board of Directors has standing Executive, Audit and Compensation committees.

     The Executive Committee of the Board of Directors of the Bank is composed of T. Clifton Weeks as Chairman and Directors Toole, Alexander and Simmons. To the extent authorized by the Board of Directors and by the Bank's
Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. The Executive Committee also serves as the Loan Committee for the Bank. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 19 times during fiscal 1996.

     The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Directors H. O. Weeks, Moore and Clyburn. The Audit Committee met 10 times during fiscal 1996.

     The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks, Simmons, Toole and Alexander. This Committee met one time during fiscal 1996.

COMPENSATION OF DIRECTORS

     The Company does not pay any compensation to members of its Board of Directors for service on the Board or committees. The Directors of the Bank received fees of $484 (which fees were increased to $498, effective January
1996) per meeting during fiscal 1996. Members of the Executive Committee received $679 (which fees were increased to $699, effective January 1996) per month for membership on this Committee. Members of the Audit Committee receive $100 per meeting attended. No fee is paid for membership on the Compensation Committee.

COMPENSATION OF EXECUTIVE OFFICERS

     The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank. The following table sets forth, for the fiscal year ended March 31, 1996, the compensation paid by the Bank to or accrued for the benefit of the Chief Executive Officer of the Company and the Bank ("named executive officer"). No other executive officer of the Company or the Bank received salary and bonus in excess of $100,000 during fiscal 1996.

                       SUMMARY COMPENSATION TABLE
______________________________________________________________________________
                                            Annual Compensation
                             _________________________________________________

Name and                                       Other Annual     All Other
Principal                    Salary   Bonus    Compensation    Compensation
Position(1)           Year    $(2)     ($)          $(3)            $(4)
______________________________________________________________________________

Timothy W. Simmons    1996  $102,500  $ --          --            $4,021
President, Chief      1995  $100,016    --          --             4,557
Executive Officer     1994  $100,688   12,588       --             7,354
and Directors of
the Company and
the Bank
___________________
(1) Effective June 1, 1994, Mr. Simmons was appointed Chief Executive Officer of the Company.
(2) Salary for Mr. Simmons includes (i) deferred compensation pursuant to the Company's 401(k) Plan of $4,825, $2,630 and $4,351 for fiscal 1996, 1995 and 1994, respectively; and (ii) Board fees of $5,850, $5,664, and $5,462 for fiscal 1996, 1995 and 1994, respectively.
(3) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(4) All other compensation for Mr. Simmons during fiscal 1996 represents an employer contribution to the 401(k) Plan.

     The following table sets forth information concerning the number of options exercised during fiscal year 1996 and value of unexercised stock options held by the named executive officer at March 31, 1996.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR END OPTION VALUES
________________________________________________________________________________
                                                Number of            Value of
                                               Unexercised         Unexercised
                                               Options at         In-the-Money
                    Acquired                     FY-End            Options at
                       on                                            FY-End
                    Exercise     Value         Exercisable         Exercisable
Name                  (#)       Realized      Unexercisable       Unexercisable
______________________________________________________________________________

Timothy W. Simmons   3,938      $57,101        3,938/3,938     $67,930/67,930(1)
_____________
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options based upon the average of the bid and asked price of $27.25 per share of the Common Stock on March 31, 1996.

SALARY CONTINUATION AGREEMENT

     The Company and the Bank has entered into a salary continuation agreement with Timothy W. Simmons. The agreement provides for an initial term of one year. Upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

     For purposes of the agreement, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following:
(a) a change in duties and responsibilities of employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or
(c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a change of control occurred on March 31, 1996, the aggregate amount due and payable to Mr. Simmons would have been approximately $357,480.

CERTAIN TRANSACTIONS

     The Bank's current policy of granting loans to employees provides that such loans on personal residences shall be charged only one-half of the Bank's initial service charge (normally 1%) after one year of employment, and an origination fee equal to one-half of the normal fee charged for 2 1/2 years of employment. Loans to directors, officers and principal stockholders are required to be made on the same terms, including interest rates, as those prevailing at the time for comparable transactions with non-affiliated persons. Maximum loan limits on mortgages and construction loans on an employee's principal residence are $250,000. Loans to employees on savings accounts held at the Bank will be made at 2.5% above the savings account rate. Any loan made for business or income producing purposes will be made at a rate charged to regular Bank customers. All other loans will be made at rates equivalent to the prime rate of interest as quoted in The Wall Street Journal and will adjust annually except for revolving credit loans which will be made at the Bank's advertised rates and terms. Employee interest rates are reviewed periodically and subject to change as money market conditions may require.
These loans are made in the ordinary course of business, on substantially the same terms and collateral, except for interest rates and waiver of loan origination fees, as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

     Set forth in the following table is certain information as of March 31, 1996 regarding the aggregate indebtedness to the Bank of each director and executive officer of the Bank whose aggregate indebtedness to the Bank exceeded $60,000 at any time since April 1, 1995. All loans designated in the table below as mortgage loans are first mortgage loans secured by the borrower's principal place of residence. Loans to all employees, officers and directors of the Bank in the aggregate constituted approximately 3.73% of total stockholders' equity of the Company at March 31, 1996.

                                                   Highest
                                                   Amount
                                                   Owed      Balance     Percent
                     Date of    Nature of          Since      as of     Interest
Name                 Loan       Indebtedness       4/1/95     3/31/96      Rate
__________________   _______    _____________      ______    ________   ________

Timothy W. Simmons  10/21/94    Mortgage         $273,948    $270,848      7.25%
President, Chief
Executive Officer
and Director

William Clyburn     01/21/94    Mortgage           92,191      84,487      7.00
Director

Harley G. Henkes    10/26/93    Mortgage           73,878      73,092      6.875
Auditor and
Compliance
Officer

     Director T. Clifton Weeks and the wife of Mr. Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $23,625 in rent, none of which represents property taxes from the Bank during fiscal 1996. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.

                           STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 22, 1997. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                              OTHER MATTERS

     Representatives of KPMG Peat Marwick LLP, the Company's independent auditors, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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     The cost of solicitation of proxies will be borne by the Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is also enclosed. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

                              FORM 10-KSB

     A copy of the Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Robert E. Johnson
                                            ----------------------
                                            ROBERT E. JOHNSON
                                            Secretary



Aiken, South Carolina
June 21, 1996

                                REVOCABLE PROXY
                         SECURITY FEDERAL CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 16, 1996

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the University of South Carolina-Aiken, in Room 125 of the Etherredge Center, Aiken, South Carolina, on July 16, 1996, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                               FOR   WITHHELD

          1.       The election as directors of                [ ]    [ ]
                   all nominees listed below
                   except as marked to the
                   contrary below).

                   Harry O. Weeks, Jr.
                   Robert E. Alexander
                   William Clyburn


                   INSTRUCTION:  To withhold your vote
                   for any individual nominee, write
                   that nominee's name on the line below.

                   _______________________________________




          The Board of Directors recommends a vote "FOR" the above proposal.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and an Annual Report to Stockholders.

Dated:____________________ , 1996




_____________________________                  ___________________________
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


_____________________________                  ___________________________
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.






     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                   ENCLOSED POSTAGE-PREPAID ENVELOPE.

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